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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 30, 2002


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-19974                 33-0022692
          --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


951 Calle Amanecer, San Clemente, California                        92673
--------------------------------------------                        -----
  (Address of principal executive offices)                        (Zip Code)


                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On October 30, 2002, ICU Medical, Inc. (the "Company") signed agreements to acquire the following securities of Bio-Plexus, Inc. from ComVest Venture Partners, L.P. and other investors:

         9,695,961 shares of common stock, representing 84% of the common stock outstanding;

         1,294,785 warrants to purchase Common Stock at an exercise price of $2.28 per share;

         $2,499,999, 7% Senior Subordinated Non-convertible Promissory Notes.

         The aggregate consideration to be paid for the common stock and warrants is $6,404,667 and for the notes is $2,499,999.

         The Company intends to acquire the remaining minority interest in the near future at the same price per share.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99. Press Release dated October 30, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2002

                                ICU MEDICAL, INC.



                                /s/ Francis J. O'Brien
                                ------------------------
                                Francis J. O'Brien
                                Secretary, Treasurer and
                                Chief Financial Officer